UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 26, 2021

Astrotech Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34426	91-1273737
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2105 Donley Drive, Suite 100, Austin, Texas		78758
(Address of Principal Executive Offices)		(Zip Code)

(512) 485-9530

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ASTC	NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders

On May 26, 2021, Astrotech Corporation (the “Company”) held its annual meeting of shareholders (the “Meeting”), pursuant to notice duly given, at 1900 University Avenue, Austin, Texas 78705. Of the 24,596,206 shares of common stock entitled to vote at such meeting, 15,628,866 shares, or 63.54% of the Company’s common stock, were present in person or by proxy. The matters voted upon at the meeting and the results of such voting are set forth below:

Proposal 1 – Election of Directors

By the votes reflected below, our shareholders elected the following individuals to serve as directors to serve for the respective terms prescribed by the Company’s bylaws:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Thomas B. Pickens III	7,323,331	545,190	7,760,345
Daniel T. Russler, Jr.	7,372,915	495,606	7,760,345
Ronald W. Cantwell	7,356,942	511,579	7,760,345
Tom Wilkinson	7,351,561	516,960	7,760,345

Proposal 2 - Ratification of Selection of Independent Registered Public Accounting Firm

By the votes reflected below, our shareholders ratified the appointment of Armanino, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,218,984	253,599	156,283	—

Proposal 3 - Approval of the 2021 Omnibus Equity Plan

By the votes reflected below, our shareholders approved the adoption of the 2021 Omnibus Equity Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,319,719	2,193,332	355,470	7,760,345

Proposal 4 - Approval of Amendment to Certificate of Incorporation

By the votes reflected below, our shareholders approved to increase the total number of authorized shares of the Company’s common stock by 200,000,000 shares, to a total of 250,000,000 shares of common stock:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,067,767	2,474,242	86,853	—

Proposal 5 - Approval of Frequency of Future Say-on-Pay Votes

By the votes reflected below, our shareholders approved on an advisory basis the frequency 3 years for future Say-on-Pay votes:

Votes For 1-Year	Votes For 2-Years	Votes For 3-Years	Abstentions	Broker Non-Votes
2,645,067	119,839	4,921,176	44,803	7,760,345

As outlined in the Company’s additional proxy material filed with the Securities and Exchange Commission on April 29, 2021, in connection with the Company’s validation proceeding with the Delaware Court of Chancery pursuant to Section 205 of the Delaware General Corporation Law, the Company will not proceed to file the amendment to the Company’s Certificate of Incorporation contemplated by Proposal 4, nor will the Company grant any awards pursuant to the 2021 Omnibus Equity Incentive Plan contemplated by Proposal 3, unless the Delaware Court of Chancery ratifies and confirms the amendment to the Company’s Certificate of Incorporation filed on July 1, 2020 with the Delaware Secretary of State or the Delaware Court of Chancery grants some alternative form of relief to permit such filing and such grants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTROTECH CORPORATION

Date: May 27, 2021	By:	/s/ Thomas B. Pickens III
Name: Thomas B. Pickens III
Title: Chairman of the Board and Chief Executive Officer